Vanguard Federal Money Market Fund

Summary Prospectus

December 14, 2015

Investor Shares for Participants

Vanguard Federal Money Market Fund Investor Shares (VMFXX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
December 14, 2015, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-523-1188 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.11%

1 Vanguard and the Fund's board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund's board may terminate the temporary expense limitation at any time.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141

Principal Investment Policies

The Fund invests primarily in high-quality, short-term money market instruments issued by the U.S. government and its agencies and instrumentalities. Although these securities are high-quality, most of the securities held by the Fund are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Under the new money market reforms, government money market funds are required to invest at least 99.5% of their total assets in cash, government securities, and/or repurchase agreements that are collateralized solely by government securities or cash (collectively, government securities). The Fund generally invests 100% of its assets in government securities and therefore will satisfy the 99.5% requirement for designation as a government money market fund.

Principal Risks

The Fund is designed for investors with a low tolerance for risk; however, the Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Because the Fund’s income is based on short-term interest rates—which can fluctuate significantly over short periods—income risk is expected to be high.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk should be very low for the Fund because it invests primarily in securities that are considered to be of high quality.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index and a comparative benchmark, which have investment characteristics similar to those of the Fund. Returns for the U.S. Government Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Federal Money Market Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2015, was 0.01%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.28% (quarter ended December 31, 2006), and the lowest return for a quarter was 0.00% (quarter ended March 31, 2014).

Average Annual Total Returns for Periods Ended December 31, 2014
	1 Year	5 Years	10 Years
Vanguard Federal Money Market Fund Investor Shares	0.01%	0.01%	1.57%
Comparative Benchmarks
Citigroup 3-Month U.S. Treasury Bill Index
(reflects no deduction for fees or expenses)	0.03%	0.06%	1.46%
U.S. Government Money Market Funds Average	0.00	0.00	1.28

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

John C. Lanius, Portfolio Manager at Vanguard. He has managed the Fund since 2007.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard Federal Money Market Fund Investor Shares—Fund Number 33

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SPI 033 122015